EXHIBIT 23

                       CONSENT OF INDEPENDENT ACCOUNTANTS
                              DATED MARCH 29, 2001



                       CONSENT OF INDEPENDENT ACCOUNTANTS

We  hereby  consent  to the  incorporation  by  reference  in  the  Registration
Statements on Form S-3 (No. 333-60025) and Form S-8 (No. 333-43925, No. 333-48172, and No. 333-94223) of CDW Computer Centers, Inc. of our reports dated January 19, 2001 relating to the financial statements and financial statement schedule, which appear in this Form 10-K.

                                PricewaterhouseCoopers


Chicago, Illinois
March 29, 2001